Bank Officers

Executive Officers

Alton B. Lewis*
Chief Executive Officer
Guaranty Square

Michael R. Sharp*
President & Chief Lending Officer
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Michele E. LoBianco*
Senior Vice President &
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Eric J. Dosch
Chief Credit Officer
Guaranty Square

Glenn A. Duhon, Sr.
Banking Center Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Mark W. Mobley
Commercial Lender
Guaranty Square

Vice Presidents

Mark A. Bagwell
Thomas F. Brothers
Cheryl Q. Brumfield
Ronald W. Edmonds
Denise D. Fletcher
Bernadette Z. Kemp
Stephen F. Lampton
Vera S. Matthews
William D. McCormick, Sr.
Karen T. Perault
Renee S. Young

Assistant Vice Presidents

Terri L. Duncan
Pamela A. Gaspard
Joyce N. Glass
Ludrick P. Hidalgo
Mikki M. Kelley
Linda R. Lewis
Robert M. Mizell
Jeremy K. Moore
Regina Notariano
Ronald C. Pittman
Evan M. Singer
Christy L. Wells

Other

Edward P. Bertoniere
Pamela A. Carrico
Frances L. Carrington
Rita P. Charbonnet
Chris O. Coker
Vanessa R. Drew
Jake I. Duos
Jeannette N. Ernst
Danielle D. Fridge
Tommy Jarrett
Frances M. Mashon
Tiffany C. Moore
V. Diane Patterson
Joe E. Phillips
Scott B. Schilling
Roberta D. Snellgrove
Heather N. Thompson
Lisa B. Thompson
Randy S. Vicknair
J. Chase Wainwright
Amy N. Wales
D. Lynn Westmoreland

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  14145 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  North Oaks Medical Center
  North Oaks Rehabilitation Center
Independence
  455 West Railroad Ave.
  Lallie Kemp Hospital
Jennings
  500 North Cary
Kentwood
  708 Avenue G
Loranger
  19518 Hwy 40
Ponchatoula
  105 Berryland
  170 West Hickory Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S

North Louisiana

Benton
  196 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  Homer Memorial Hospital
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Avenue

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FDIC

FIRST GUARANTY BANCSHARES, INC.
Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984



2009

3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders:

In the third quarter of 2009, First Guaranty Bancshares, Inc. continued to progress and to solidify its financial position and earnings in a time in which many financial institutions were struggling. For the quarter ending September 30, 2009, consolidated net income totaled $1.9 million, a $2.8 million increase from the $0.8 million net loss reported for the third quarter of 2008. Net income for the nine months ended September 30, 2009 was $4.3 million, an increase of $0.7 million from $3.6 million for the nine months ended September 30, 2008. While increasing net income, the Company also strengthened the loan loss reserve from $6.5 million (1.07%) at September 30, 2008 to $6.9 million (1.16%) at September 30, 2009. Also, these positive results were achieved in spite of an increase in FDIC insurance premiums when comparing the first nine months of 2009 to 2008 due to increases in regular premiums and a special assessment imposed by the FDIC on all financial institutions.

Total assets as of September 30, 2009 were $934.9 million, an increase of $98.6 million or 11.8% when compared to $836.3 million at September 30, 2008. The increase in assets resulted primarily from cash received from increased deposits. This excess cash was ultimately used to purchase additional securities classified as available for sale. Investment securities increased $113.3 million or 83.7% from September 30, 2008 to September 30, 2009.

Total equity increased to $94.5 million as of September 30, 2009 from $64.3 million as of September 30, 2008. During the third quarter 2009, the Company issued $20.7 million in preferred stock causing an increase in stockholders' equity. The remaining increase in stockholders' equity resulted from net income and the change in accumulated other comprehensive income, partially offset with dividends paid to stockholders. Cash dividends paid to common shareholders were $0.48 per share for the nine-month periods ending September 30, 2009 and 2008.

It is expected that the positive trends evidenced by this report will continue during the fourth quarter of 2009. If you have any questions about the information presented in this report, feel free to contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition

(in thousands, except share data)

	September 30, 2009 (unaudited)	September 30, 2008
Assets		
Cash and cash equivalents:		
Cash and due from banks	$15,101	$19,726
Interest-earning demand deposits with banks	37,512	48,441
Federal funds sold	-	584
Cash and cash equivalents	52,613	68,751
Interest-earning time deposits with banks	13,123	99
Investment securities:		
Available for sale, at fair value	245,943	101,028
Held to maturity, at cost (estimated fair value of $2,837 and $33,157, respectively)	2,665	34,317
Investment securities	248,608	135,345
Federal Home Loan Bank stock, at cost	948	2,333
Loans held for sale	-	380
Loans, net of unearned income	595,152	605,399
Less: allowance for loan losses	6,895	6,478
Net loans	588,257	598,921
Premises and equipment, net	16,243	15,799
Goodwill	1,999	2,146
Intangible assets, net	1,952	2,150
Other real estate, net	1,140	664
Accrued interest receivable	6,635	5,180
Other assets	3,410	4,547
Total Assets	$934,928	$836,315
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$116,878	$116,641
Interest-bearing demand	181,140	204,247
Savings	42,990	41,633
Time	479,630	352,943
Total deposits	820,638	715,464
Short-term borrowings	11,495	41,321
Accrued interest payable	3,789	2,953
Long-term borrowings	845	10,000
Other liabilities	3,702	2,270
Total Liabilities	840,469	772,008
Stockholders' Equity		
Preferred stock:		
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 2,069.9 shares	19,529	-
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 103 shares	1,151	-
Common stock:		
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,559,644 shares	5,560	5,560
Surplus	26,459	26,459
Retained earnings	39,200	35,802
Accumulated other comprehensive income (loss)	2,560	(3,514)
Total Stockholders' Equity	94,459	64,307
Total Liabilities and Stockholders' Equity	$934,928	$836,315

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended September 30, 2009 (unaudited)	2008
Interest Income:		
Loans (including fees)	$9,075	$10,105
Loans held for sale	2	2
Deposits with other banks	63	8
Securities (including FHLB stock)	3,039	1,695
Federal funds sold	6	20
Total Interest Income	12,185	11,830
Interest Expense:		
Demand deposits	296	664
Savings deposits	12	48
Time deposits	3,286	2,782
Borrowings	68	134
Total Interest Expense	3,662	3,628
Net Interest Income	8,523	8,202
Provision for loan losses	742	407
Net Interest Income after Provision for Loan Losses	7,781	7,795
Noninterest Income:		
Service charges, commissions and fees	1,073	1,034
Net gains on sale of securities	33	-
Loss on securities impairment	(242)	(4,611)
Net gains on sale of loans	74	7
Other	331	392
Total Noninterest Income	1,269	(3,178)
Noninterest Expense:		
Salaries and employee benefits	2,691	2,700
Occupancy and equipment expense	705	743
Net cost from other real estate & repossessions	86	116
Regulatory assessment	399	161
Other	2,206	2,190
Total Noninterest Expense	6,087	5,909
Income (Loss) Before Income Taxes	2,963	(1,292)
Provision (Benefit) for income taxes	1,033	(457)
Net Income (Loss)	1,930	(835)
Preferred Stock Dividends	(228)	-
Income (Loss) Available to Common Shareholders	$1,702	($835)
Per Common Share:		
Earnings	$0.31	($0.15)
Cash dividends paid	$0.16	$0.16
Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.82%	-0.42%
Return on Average Equity	9.80%	-4.82%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Nine-Month Period Ended September 30, 2009 (unaudited)	2008
Interest Income:		
Loans (including fees)	$26,605	$31,104
Loans held for sale	5	37
Deposits with other banks	372	22
Securities (including FHLB stock)	7,581	4,635
Federal funds sold	33	378
Total Interest Income	34,596	36,176
Interest Expense:		
Demand deposits	1,118	2,305
Savings deposits	89	150
Time deposits	10,381	9,249
Borrowings	228	345
Total Interest Expense	11,816	12,049
Net Interest Income	22,780	24,127
Provision for loan losses	2,091	1,099
Net Interest Income after Provision for Loan Losses	20,689	23,028
Noninterest Income:		
Service charges, commissions and fees	3,093	3,009
Net gains on sale of securities	43	3
Loss on securities impairment	(242)	(4,611)
Net gains on sale of loans	345	182
Other	852	1,219
Total Noninterest Income	4,091	(198)
Noninterest Expense:		
Salaries and employee benefits	8,184	7,878
Occupancy and equipment expense	2,116	2,173
Net cost from other real estate & repossessions	266	200
Regulatory assessment	1,344	412
Other	6,242	6,610
Total Noninterest Expense	18,152	17,273
Income Before Income Taxes	6,628	5,557
Provision for income taxes	2,300	1,935
Net Income	4,328	3,622
Preferred Stock Dividends	(228)	-
Income Available to Common Shareholders	$4,100	$3,622
Per Common Share:		
Earnings	$0.74	$0.65
Cash dividends paid	$0.48	$0.48
Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.61%	0.61%
Return on Average Equity	8.19%	7.04%
Book Value	$13.27	$11.57